UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2013 (March 26, 2013)

EDAC TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-33507	39-1515599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 McKee Place, Cheshire, CT 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 860-677-2603

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On March 26, 2013, EDAC Technologies Corporation (“EDAC”) and Greenbriar Equity Group LLC (“Greenbriar”) issued a joint press release announcing that GB Aero Engine Merger Sub Inc., an affiliate of Greenbriar, has commenced the previously-announced tender offer for all of the outstanding shares of common stock of EDAC. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is included herewith:

Exhibit No.	Description

99.1	Joint Press release dated March 26, 2013 issued by EDAC Technologies Corporation and Greenbriar Equity Group LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION

Date: March 26, 2013	By:	/s/ Glenn L. Purple
Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press release, dated March 26, 2013 issued by EDAC Technologies Corporation and Greenbriar Equity Group LLC